SUMMARY PROSPECTUS | February 27, 2026

Virtus Biotech Clinical Trials Etf
(formerly, Virtus LifeSci Biotech Clinical Trials ETF)
(Ticker: BBC)

a series of
ETFIS SERIES TRUST I

The Virtus Biotech Clinical Trials ETF (the “Fund”) is an exchange-traded fund (“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at https://www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated February 27, 2026 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

VIRTUS BIOTECH CLINICAL TRIALS ETF (FORMERLY, VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF)

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Virtus Biotech Clinical Trials ETF (formerly, Virtus LifeSci Biotech Clinical Trials ETF) (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee(1)(2)	0.65%
Total Annual Fund Operating Expenses	0.65%

(1)The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2)The Management Fee has been restated to reflect current fees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with a primary product offering (“lead drug”) that is typically in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development, but prior to receiving marketing approval. The Underlying Index is sponsored by

LifeSci Index Partners, LLC (the “Index Provider”). The Index Provider utilizes a selection committee comprised of its employees (the “Index Committee”) that is responsible, pursuant to the rules included in the methodology for the Underlying Index, for making certain determinations for the Underlying Index, as more fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, Securities and Exchange Commission (“SEC”) filings, public documents from the U.S. Food and Drug Administration (“FDA”), company press releases and official corporate websites.

What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Underlying Index, the Index Committee must exclude from the Underlying Index companies that are not pure biotechnology companies because they are classified, based on publicly available information, within one of the following 12 distinct sub-industries of the Biotechnology subsector: Animal Health, Diversified Healthcare, Investment Management, Healthcare Services, Non-Healthcare, Large Pharmaceuticals, Specialty Pharmaceuticals, Medical Devices, Vaccines, Nutraceuticals, OTC Healthcare, or Tools (“Excluded Companies”). Companies with a lead drug candidate still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Underlying Index. The methodology for the Underlying Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Underlying Index will more accurately capture the performance of traditional biotechnology companies.

Phase 1, Phase 2 and Phase 3: Clinical trials are conducted in a series of steps, called “phases,” and each phase is designed to answer a separate research question, as described below:

•Phase 1: In a Phase 1 trial, researchers test a new drug or treatment in a small group of people (20-80) for the first time to evaluate its safety, determine a safe dosage range and identify side effects.

•Phase 2: In a Phase 2 trial, the drug or treatment is given to a larger group of people (100-300) to see if it is effective and to further evaluate its safety.

•Phase 3: In a Phase 3 trial, the drug or treatment is given to large groups of people (500-3,000) to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

The Underlying Index. To initially be considered for the Underlying Index, a security must have the following characteristics (“Initial Index Criteria”):

•Security: Common Stock

•Primary Exchange: United States

•Sector: Classified according to the Industry Classification Benchmark (ICB) as Pharmaceuticals and Biotechnology

•Market Capitalization: $250 million or more

•6-Month Average Daily Trading Volume: $2 million or more

•1-Month Average Daily Trading Volume: $1 million or more

•Seasoning Period of IPOs and New Issues: 3 months

•Corporate Activity: issuer may not currently be in bankruptcy proceedings or have entered into a definitive agreement or other arrangement which would likely result in the security no longer being eligible. The Underlying Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Underlying Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

•Product Stage: The lead drug of these companies has received FDA approval.

•Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

•Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

The methodology for the Underlying Index then requires the Index Provider to select for inclusion in the Underlying Index only the common stock of those remaining issuers with a lead drug determined to be in the Clinical Trials Stage.

As of December 31, 2025, the Underlying Index contained the common stock of 126 constituents. The Index Provider reconstitutes the Underlying Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. An issuer’s security will typically be removed from the Underlying Index, at the time of the Underlying Index’s next reconstitution, if the issuer’s lead drug is granted FDA approval. In addition, an issuer’s security will typically be removed from the Underlying Index, at the time of the next reconstitution, if the issuer’s lead drug fails in development and is no longer being pursued by the issuer, such that the issuer no longer has a lead drug in the Clinical Trials Stage. A security may also be removed from the Underlying Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index. The Underlying Index is calculated and published daily by Indxx, LLC, which is not affiliated with the Fund, the Index Provider or Virtus Investment Advisers, LLC, the Fund’s investment adviser (the “Adviser” or “VIA”).

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies with a lead drug that is typically in a clinical trials stage of development. The Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Biotechnology Industry Risk. A fund concentrated in a single industry or sector, such as the biotechnology industry, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Companies within the biotechnology industry are subject to significant governmental regulation, the need for governmental approvals, including, without limitation, the successful implementation of Phase 1, Phase 2 and Phase 3 clinical trials and, ultimately, FDA approval, typically rely heavily on their ability to obtain and enforce intellectual property rights and patents, tend to be more volatile than those of companies with larger capitalizations or markets generally, and can be significantly affected by technological change, obsolescence and competition, as well as product liability lawsuits and resulting high insurance costs.

Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Equal Weighting Risk. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the index. Because the Underlying Index uses equal weighting, the Fund will likely have greater exposure to small- and mid-capitalization companies in its portfolio than it would if it used a market capitalization weighting.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Operational and Technology Risks. Human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning that affect the Fund’s service providers, may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or the biotechnology industry as a whole, which could cause the Fund’s returns to be lower than if the Fund employed an active strategy. Unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, and the Index Provider cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

•National Closed Market Trading Risk.  To the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which a Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). The impact of a closed foreign market on a Fund is likely to be greater where a large portion of a Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs that don’t hold foreign securities.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compared with a broad-based index and the index the Fund seeks to track, in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

80%
60%
40%
20%
0%
-20%
-40%
-60%
(36.54)%
55.57%
(17.50)%
62.60%
30.82%
(22.35)%
(35.38)%
(1.64)%
(0.91)%
63.80%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

•During the periods shown in the bar chart, the highest return for a calendar quarter was 59.35% (quarter ended 12/31/2019).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (34.52)% (quarter ended 3/31/2016).

Average Annual Total Returns – (For the Period Ended December 31, 2025)	1 Year	5 Years	10 Years
Before taxes	63.80%	(4.34)%	3.33%
After taxes on distributions(1)	62.72%	(4.57)%	3.16%
After taxes on distributions and sale of shares(1)	37.79%	(3.34)%	2.53%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
LifeSci Biotechnology Clinical Trials Index (reflects no deduction for fees, expenses or taxes)	64.47%	(4.36)%	3.67%

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser”). The Adviser is responsible for managing the Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”).

Portfolio Managers

The Fund’s portfolio managers are Matthew B. Brown and Seth Kadushin, each of whom is jointly and primarily responsible for the day-to-day management of the Clinical Trial Fund’s portfolio and has served in such position since August 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund has elected and will continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.